J.P. MORGAN ALTERNATIVE FUNDS

JPMorgan Multi-Manager Alternatives Fund

(Class R5 and Class R6 Shares)

(a series of JPMorgan Trust III)

Supplement dated December 16, 2015, to the Prospectus

and Summary Prospectus dated March 1, 2015, as supplemented

The Board of Trustees recently approved Good Hill Partners LP (“Good Hill”) as an additional sub-adviser for the Fund.

The list of the Fund’s Sub-Advisers on page 4 is hereby deleted in its entirety and replaced with the following:

The Sub-Advisers approved by the Fund’s Board of Trustees that the Adviser currently utilizes or may in the future determine to utilize are listed below:

Chilton Investment Company, LLC

Good Hill Partners LP

Graham Capital Management, L.P.

Ionic Capital Management LLC

J.P. Morgan Investment Management, Inc.

Owl Creek Asset Management, L.P.

Passport Capital, LLC

P. Schoenfeld Asset Management, L.P.

The first paragraph in the section titled “The Fund’s Management and Administration — The Fund’s Investment Adviser and Sub-Advisers” on page 24 will be deleted in its entirety and replaced with the following:

JPMAAM is the investment adviser to the Fund, and Chilton Investment Company, LLC, Good Hill Partners LP, Graham Capital Management, L.P., Ionic Capital Management LLC, J.P. Morgan Investment Management, Inc., Owl Creek Asset Management, L.P., Passport Capital, LLC, and P. Schoenfeld Asset Management, L.P. are the Sub-Advisers. JPMAAM and the Sub-Advisers are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among JPMAAM and the Sub-Advisers will be determined by JPMAAM, subject to the review of the Board of Trustees. JPMAAM, not the Fund, will pay the Sub-Advisers for their services.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-MMAR5R6-1215